Exhibit 10.7

BOWX ACQUISITION CORP.

2400 Sand Hill Rd., Suite 200

Menlo Park, CA 94025

______, 2020

[AFFILIATE NAME AND ADDRESS]

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the Registration Statement on Form S-1 (File No. 333-239941) (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of BowX Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination and (ii) the Company’s liquidation of the trust account established in connection with the IPO (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), [AFFILIATE] shall make available to the Company certain office space and administrative services as may be required by the Company from time to time, situated at 2400 Sand Hill Rd., Suite 200, Menlo Park, CA 94025 (or any successor location) at no cost to the Company. [AFFILIATE] hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in the trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby irrevocably waives any Claim it presently has ot may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

This letter shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this letter.

This letter may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

This letter shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the State of New York.

This letter may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature Page Follows]

Very truly yours,

BOWX ACQUISITION CORP.

By:
	Name:	Vivek Ranadive
	Title:	Chairman and Co-Chief Executive Officer

AGREED TO AND ACCEPTED BY:

[AFFILIATE]

By:
Name:
Title:

[Signature Page to Administrative Services Agreement]